Exhibit 99.1

Filed by Precision Therapeutics Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed under Rule 14a-6(b) of the Securities Exchange Act of 1934

Subject Company: Precision Therapeutics, Inc.

Commission File No. 001-36790

March 8, 2019

Dear Fellow Shareholder:

We recently mailed proxy materials to you about our upcoming Special Meeting of Shareholders to be held on March 22, 2019. According to our records, we have not received your vote.

It is very important that your shares be voted, regardless of the number of shares you own.

The Board of Directors unanimously recommends our shareholders vote to approve the following proposals, among others at the Special Meeting. These proposals if passed, will allow the Company to move forward with its new Merger & Acquisition strategy, secure additional revenue streams and build value for shareholders:

•	To approve the Amended and Restated Agreement and Plan of Merger, dated as of October 26, 2018 (Proposal #1). The merger transaction with Helomics Holding Corporation, under which Precision will acquire the remaining equity interest in Helomics, will allow the Company to enter the CRO/precision medicine sector utilizing artificial intelligence. This will allow Precision to grow revenue, which the Company believes will ultimately drive capital appreciation of the stock.

•	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 (Proposal #2). Precision intends to use its expanded share base to supplement expanding into the CRO/precision medicine sector as well as to increase the medical device product line allowing it the potential to grow more revenue and to extend its ability to drive capital appreciation of the stock. Further, approval of this amendment is a condition to the closing of the Helomics merger.

•	To approve amendments to the Company’s Certificate of Incorporation and Amended Bylaws to establish a classified Board of Directors (Proposal #3). A classified board structure helps maintain continuity on the Precision Board, ensuring that the Company always has a group of directors with experience on the Precision Board and familiarity with Precision’s operations. Further, approval of this proposal is a condition to the closing of the Helomics merger.

•	To approve amendments to the Company’s Amended and Restated 2012 Stock Incentive Plan to (a) increase the reserve of shares of common stock authorized for issuance thereunder to 10,000,000, (b) increase certain thresholds for limitations on grants and (c) re-approve performance goals thereunder (Proposal #4). Currently, the Company does not possess enough common stock in the stock option plan to entice prospective employees and staff from acquired companies to join its organization. Management also considers it of immense importance that valued employees are correctly incentivized to bring success to Precision, aligning their motivations with those of Precision’s shareholders.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You may also be able to vote on the internet or by telephone as indicated in your proxy instructions.

Please disregard this letter if you have already voted your shares. Thank you for your consideration and support.

Sincerely,

Dr. Carl Schwartz

Chief Executive Officer

Forward-looking Statements

Certain of the matters discussed in this document contain forward-looking statements that involve material risks to and uncertainties in the Company's business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include (1) risks related to the proposed merger, including the fact that we may not complete the merger; we do not have complete information about Helomics; the combined company will not be able to continue operating without additional financing; possible failure to realize anticipated benefits of the merger; costs associated with the merger may be higher than expected; the merger may result in disruption of the Company’s and Helomics’ existing businesses, distraction of management and diversion of resources; delay in completion of the merger may significantly reduce the expected benefits; and the market price of the Company’s common stock may decline as a result of the merger; (2) risks related to our partnerships with other companies, including the need to negotiate the definitive agreements; possible failure to realize anticipated benefits of these partnerships; and costs of providing funding to our partner companies, which may never be repaid or provide anticipated returns; and (3) other risks and uncertainties relating to the Company that include, among other things, current negative operating cash flows and a need for additional funding to finance our operating plan; the terms of any further financing, which may be highly dilutive and may include onerous terms; unexpected costs and operating deficits, and lower than expected sales and revenues; sales cycles that can be longer than expected, resulting in delays in projected sales or failure to make such sales; uncertain willingness and ability of customers to adopt new technologies and other factors that may affect further market acceptance, if our product is not accepted by our potential customers, it is unlikely that we will ever become profitable; adverse economic conditions; adverse results of any legal proceedings; the volatility of our operating results and financial condition; inability to attract or retain qualified senior management personnel, including sales and marketing personnel; our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the Company's ability to implement its long range business plan for various applications of its technology; the Company's ability to enter into agreements with any necessary marketing and/or distribution partners and with any strategic or joint venture partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company's technology; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company's reports filed with the Securities and Exchange Commission, which are available for review at www.sec.gov.  This is not a solicitation to buy or sell securities and does not purport to be an analysis of the Company's financial position. See the Company's most recent Annual Report on Form 10-K, and subsequent reports and other filings at www.sec.gov.

Additional Information and Where to Find It

In connection with the pending merger with Helomics, Precision has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that contains a proxy statement/prospectus/information statement. Investors may obtain the proxy statement/prospectus/ information statement, as well as other filings containing information about EDGE, free of charge, from the SEC’s Web site (www.sec.gov).

In addition, the proxy statement/prospectus/information statement and all other documents filed with the SEC in connection with the merger will be made available to investors free of charge by calling or writing to:

Bob Myers, Chief Financial Officer
Precision Therapeutics Inc.
2915 Commers Drive, Suite 900
Eagan, MN 55121
Tel: 651-389-4806

Investors and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials before making any voting or investment decision with respect to the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Precision and Helomics and their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Precision in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger are included in the proxy statement/prospectus/information statement referred to above. These documents are available free of charge from the sources indicated above.